UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 29, 2012

THE PEP BOYS — MANNY, MOE & JACK

(Exact Name of Registrant as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-3381	23-0962915
(Commission File Number)	(IRS Employer Identification No.)

3111 W. Allegheny Ave.

Philadelphia, PA 19132

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(215) 430-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 29, 2012, The Pep Boys — Manny, Moe & Jack, a Pennsylvania corporation (the “Company”), Auto Acquisition Company, LLC, a Delaware limited liability company (“Parent”), Auto Mergersub, Inc., a Delaware corporation (“Merger Sub”), and The Gores Group, LLC, a Delaware limited liability company (“Gores”), entered into a Settlement Agreement (the “Settlement Agreement”) relating to the previously announced Agreement and Plan of Merger, dated as of January 29, 2012, by and among the Company, Parent and Merger Sub (the “Merger Agreement”).  The Settlement Agreement provides for, among other things: (i) the termination of the Merger Agreement and the related financing commitments from Gores Capital Partners II, L.P. and Gores Capital Partners III, L.P.; (ii) Gores’ agreement to pay a $50 million fee to the Company and reimburse the Company for certain of its merger related expenses; and (iii) mutual releases of the parties. Each of Gores Capital Partners II, L.P. and Gores Capital Partners III, L.P. , investment funds affiliated with Gores, have entered into guarantee agreements in favor of the Company pursuant to which each fund has agreed to guarantee its pro rata portion of amounts payable by Gores under the Settlement Agreement.

Item 1.02.  Termination of a Material Definitive Agreement.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.              Other Events.

On May 29, 2012, the Company issued a press release regarding the Settlement Agreement and the termination of the Merger Agreement.  The Company also announced the cancellation of the May 30, 2012 special meeting of shareholders to consider and vote upon, among other things, the proposal to adopt the Merger Agreement.

The information in Items 8.01 and 9.01 (including the Exhibits filed herewith) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Items 8.01 and 9.01 (including the Exhibits filed herewith) of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press release issued on May 29, 2012 by The Pep Boys — Manny, Moe & Jack.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pep Boys — Manny, Moe & Jack

Date:	May 29, 2012	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
Senior Vice President - General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on May 29, 2012 by The Pep Boys — Manny, Moe & Jack.